Exhibit 99.1
                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact:        William J. Wagner,
                  President and Chief Executive Officer
                  (814) 726-2140
                William W. Harvey, Jr.,
                  Senior Vice President and Chief Financial Officer
                  (814) 726-2140

          Northwest Bancorp, Inc. Announces Fourth Quarter Earnings and
                          Declares Increased Dividend

Warren, Pennsylvania July 25, 2005

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended June 30, 2005 of $14.1 million, or $0.28 per diluted share. This represents an increase of $11.2 million over the same quarter last year when net income was $2.9 million, or $0.06 per diluted share. In accordance with Generally Accepted Accounting Principles, prior period earnings have been restated to include the operations of Leeds Federal Savings Bank and First Carnegie Deposit that were acquired in September 2004 and November 2004 respectively. As a result, the prior-year quarter includes a goodwill impairment charge of $7.9 million, after tax, and a prepayment penalty for the redemption of long-term debt of $1.5 million, after tax, both of which were recorded by First Carnegie Deposit. Excluding these items recorded by First Carnegie Deposit, current year quarterly net income increased $1.8 million, or 14.8%, from $12.3 million for the prior year quarterly net income.

The annualized returns on average shareholders' equity and average assets for the current quarter were 9.82% and 0.89%, respectively, compared to 2.07% and 0.18% for the same quarter last year, or 8.87% and 0.79%, when adjusted for the aforementioned First Carnegie Deposit impairment charges and prepayment penalties.

Net income for the current fiscal quarter of $14.1 million decreased by $156,000, or 1.1%, compared to the previous fiscal quarter ended March 31, 2005 when net income was $14.3 million. This decrease is primarily attributable to a decrease in net interest income as the Company's net interest margin contracted by seven basis points from 3.34%, to 3.27%.

Net income for the fiscal year ended June 30, 2005 of $55.8 million, or $1.11 per diluted share, represents an increase of $13.1 million, or 30.8% over net income of $42.7 million, or $0.88 per diluted share, for the fiscal year ended June 30, 2004. The Company noted that the prior year's earnings included an after-tax gain on the sale of securities of $2.0 million, which was recorded when the Company restructured its balance sheet following the Bell Federal Savings Bank acquisition, as well as the aforementioned impairment charge and prepayment penalties related to the First Carnegie Deposit acquisition. Excluding these items that are not considered core earnings, net income increased by $5.7 million, or 11.4%, from $50.1 million for the previous fiscal year.

The annualized returns on average shareholders' equity and average assets were 9.91% and 0.88%, respectively, for the current fiscal year compared to 8.27% and 0.68% for the prior year or, 9.71% and 0.80%, as adjusted.

In making this announcement, William J. Wagner, President and CEO, noted, "We are pleased to announce our eleventh consecutive year of increased earnings since becoming a public company in November of 1994. We are also pleased with the continued quality of our earnings as our net interest margin remains relatively consistent while our fee income continues to grow and our expenses remain controlled. With the acquisition of Leeds Federal in Baltimore and First Carnegie Deposit in Pittsburgh, we were able to add six offices and grow our assets by $552.0 million, or 9.55% during the year. The credit quality of our assets also remains strong with nonperforming assets representing only 0.64% of our total assets."

The Company noted an increase in the provision for loan losses of $2.7 million, or 39.4%, for the year ended June 30, 2005, when compared to the prior year. In recording this additional provision, the Company considered the continued shift in product mix to commercial and consumer loans, which generally have more credit risk than first mortgage loans.

During the quarter, the Company announced that it had entered into a merger agreement with Equinox Financial Corporation. Equinox operates one community banking location in Pembroke Pines, Florida and has assets of $90.0 million. With the addition of Equinox, the Company will enter the rapidly-growing south Florida market.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.14 per share to be paid on August 18, 2005 to shareholders of record as of August 4, 2005. The $0.02, or 16.7%, per share increase in the quarterly dividend results in a dividend yield of 2.61% based on the July 22, 2005 closing market price of $21.49.

Founded in 1896 and headquartered in Warren, Pennsylvania, Northwest Bancorp, Inc., through its subsidiary Northwest Savings Bank, currently operates 153 community banking locations in Pennsylvania, New York, Ohio and Maryland. Northwest Savings Bank is a full-service financial institution. The Company also operates 49 consumer finance offices in Pennsylvania and New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.
   ----------------------------

--------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

          NORTHWEST BANCORP, INC. AND SUBSIDIARIES
       CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
      (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     JUNE 30,       JUNE 30,
     ASSETS                                                                            2005           2004 *
-----------------------------------------------------------------------            ------------   ------------
CASH AND CASH EQUIVALENTS                                                          $    83,651         57,466
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
     INSTITUTIONS                                                                       52,237        174,199
FEDERAL FUNDS SOLD AND OTHER SHORT-TERM INVESTMENTS                                          -        160,058
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
     COST OF $671,137 AND $858,569)                                                    675,183        855,679
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
     VALUE OF $709,468 AND $601,738)                                                   702,979        601,542
                                                                                   ------------   ------------
        TOTAL CASH, INTEREST-EARNING DEPOSITS AND
         MARKETABLE SECURITIES                                                       1,514,050      1,848,944

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                                                 2,644,063      2,563,251
COMMERCIAL REAL ESTATE LOANS                                                           526,030        446,675
CONSUMER LOANS                                                                       1,099,470        924,786
COMMERCIAL BUSINESS LOANS                                                              138,884        149,899
                                                                                   ------------   ------------
     TOTAL LOANS RECEIVABLE                                                          4,408,447      4,084,611
ALLOWANCE FOR LOAN LOSSES                                                              (31,563)       (30,670)
                                                                                   ------------   ------------
     LOANS RECEIVABLE, NET                                                           4,376,884      4,053,941

FEDERAL HOME LOAN BANK STOCK, AT COST                                                   33,055         38,884
ACCRUED INTEREST RECEIVABLE                                                             24,387         22,578
REAL ESTATE OWNED, NET                                                                   6,685          3,951
PREMISES AND EQUIPMENT, NET                                                             96,028         82,417
BANK OWNED LIFE INSURANCE                                                              104,573        100,090
GOODWILL                                                                               142,078        142,078
OTHER INTANGIBLE ASSETS                                                                 11,920         16,429
OTHER ASSETS                                                                            20,822         33,936
                                                                                   ------------   ------------
     TOTAL ASSETS                                                                  $ 6,330,482      6,343,248
                                                                                   ============   ============


            LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------
LIABILITIES:
     NONINTEREST-BEARING DEMAND DEPOSITS                                           $   264,746        220,667
     INTEREST-BEARING DEMAND DEPOSITS                                                  679,422        668,475
     SAVINGS DEPOSITS                                                                1,681,291      1,970,303
     TIME DEPOSITS                                                                   2,562,487      2,332,176
                                                                                   ------------   ------------
        TOTAL DEPOSITS                                                               5,187,946      5,191,621

     BORROWED FUNDS                                                                    410,344        449,147
     ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                      30,769         29,607
     ACCRUED INTEREST PAYABLE                                                            4,020          4,280
     OTHER LIABILITIES                                                                  13,151         16,059
     JUNIOR SUBORDINATED DEBENTURES                                                    102,062        102,062
                                                                                   ------------   ------------
        TOTAL LIABILITIES                                                            5,748,292      5,792,776

SHAREHOLDERS' EQUITY:
     PREFERRED STOCK, $0.10 PAR VALUE: 50,000,000 AND 10,000,000 SHARES                      -              -
        AUTHORIZED, RESPECTIVELY, NO SHARES ISSUED
     COMMON STOCK, $0.10 PAR VALUE: 500,000,000 AND 100,000,000 SHARES
        AUTHORIZED, RESPECTIVELY, 50,843,805 AND 47,960,287 ISSUED
        AND OUTSTANDING, RESPECTIVELY                                                    5,084          4,796
     PAID-IN CAPITAL                                                                   206,492        211,545
     RETAINED EARNINGS                                                                 371,567        336,164
     ACCUMULATED OTHER COMPREHENSIVE INCOME:
        NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-
        FOR-SALE, NET OF INCOME TAXES                                                    4,514         (2,033)
     UNEARNED COMPENSATION - RECOGNITION AND RETENTION PLAN                             (5,467)             -
                                                                                   ------------   ------------
        TOTAL SHAREHOLDERS' EQUITY                                                     582,190        550,472
                                                                                   ------------   ------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $ 6,330,482      6,343,248
                                                                                   ============   ============

                        EQUITY TO ASSETS                                                  9.20%          8.68%
                        BOOK VALUE PER SHARE *                                          $11.45         $11.48
                        CLOSING MARKET PRICE                                            $21.26         $22.90
                        FULL TIME EQUIVALENTS                                            1,656          1,645
                        NUMBER OF OFFICES                                                  153            149

     * - Revised to reflect the acquisitions of Leeds Federal Savings Bank and First Carnegie Deposit.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       THREE MONTHS ENDED                      YEAR ENDED
                                                            JUNE 30,                            JUNE 30,
                                                    2005              2004*             2005              2004*
                                               ---------------   ---------------   ---------------   ---------------
INTEREST INCOME:
 LOANS RECEIVABLE                              $        67,034            61,949           260,833           243,630
 MORTGAGE-BACKED SECURITIES                              6,147             6,186            26,102            25,815
 TAXABLE INVESTMENT SECURITIES                           5,437             3,546            18,513            15,210
 TAX-FREE INVESTMENT SECURITIES                          2,973             2,995            12,192            12,048
 INTEREST-EARNING DEPOSITS                                 880               965             4,184             3,527
                                               ---------------   ---------------   ---------------   ---------------
   TOTAL INTEREST INCOME                                82,471            75,641           321,824           300,230

INTEREST EXPENSE:
 DEPOSITS                                               29,291            25,686           110,079           106,328
 BORROWED FUNDS                                          6,945             6,939            27,968            28,138
                                               ---------------   ---------------   ---------------   ---------------
   TOTAL INTEREST EXPENSE                               36,236            32,625           138,047           134,466

   NET INTEREST INCOME                                  46,235            43,016           183,777           165,764
PROVISION FOR LOAN LOSSES                                2,657             1,723             9,566             6,860
                                               ---------------   ---------------   ---------------   ---------------
   NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                      43,578            41,293           174,211           158,904

NONINTEREST INCOME:
 SERVICE CHARGES AND FEES                                4,753             3,691            16,786            14,068
 TRUST AND OTHER FINANCIAL SERVICES INCOME               1,072             1,042             4,291             3,982
 INSURANCE COMMISSION INCOME                               597               406             2,222               948
 GAIN/(LOSS) ON SALE OF INVESTMENTS, NET                     -              (571)              523             4,536
 GAIN/(LOSS) ON SALE OF LOANS, NET                         111               125              (100)              433
 GAIN/ (LOSS) ON SALE OF REO, NET                          (40)                7               906             1,568
 INCOME FROM BANK OWNED LIFE INSURANCE                   1,055             1,090             4,378             4,364
 OTHER OPERATING INCOME                                    787               516             2,998             2,136
                                               ---------------   ---------------   ---------------   ---------------
   TOTAL NONINTEREST INCOME                              8,335             6,306            32,004            32,035

NONINTEREST EXPENSE:
 COMPENSATION AND EMPLOYEE BENEFITS                     17,833            16,626            70,823            65,066
 PREMISES AND OCCUPANCY COSTS                            4,686             4,168            17,724            16,175
 OFFICE OPERATIONS                                       2,936             2,627            11,329            10,785
 PROCESSING EXPENSES                                     2,907             2,289            10,578             9,317
 ADVERTISING                                               614             1,571             3,674             3,582
 AMORTIZATION OF INTANGIBLE ASSETS                       1,022             1,430             4,508             4,706
 GOODWILL IMPAIRMENT                                         -             7,904                 -             7,904
 PREPAYMENT PENALTIES ON FHLB ADVANCES                       -             2,533                 -             2,533
 OTHER EXPENSES                                          2,401             2,176             9,003             8,376
                                               ---------------   ---------------   ---------------   ---------------
   TOTAL NONINTEREST EXPENSE                            32,399            41,324           127,639           128,444

 INCOME BEFORE INCOME TAXES                             19,514             6,275            78,576            62,495
 FEDERAL AND STATE INCOME TAXES                          5,407             3,412            22,772            19,845
                                               ---------------   ---------------   ---------------   ---------------

     NET INCOME                                $        14,107             2,863            55,804            42,650
                                               ===============   ===============   ===============   ===============

BASIC EARNINGS PER SHARE                                 $0.28             $0.06             $1.12             $0.89

DILUTED EARNINGS PER SHARE                               $0.28             $0.06             $1.11             $0.88

RETURN ON AVERAGE EQUITY                                  9.82%             2.07%             9.91%             8.27%
RETURN ON AVERAGE ASSETS                                  0.89%             0.18%             0.88%             0.68%

BASIC COMMON SHARES OUTSTANDING                     50,828,753        47,949,462        49,901,424        47,816,654
DILUTED COMMON SHARES OUTSTANDING                   51,227,400        48,487,514        50,367,631        48,399,448

 * - Revised to reflect the acquisitions of Leeds Federal Savings Bank and First Carnegie Deposit.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)


                                                          THREE MONTHS                          YEAR
                                                         ENDED JUNE 30,                     ENDED JUNE 30,
                                                     2005             2004              2005              2004
                                               ---------------   ---------------   ---------------   ---------------
ALLOWANCE FOR LOAN LOSSES
  BEGINNING BALANCE                                     30,700            30,146            30,670            27,571
  PROVISION                                              2,657             1,723             9,566             6,860
  CHARGE-OFFS                                           (2,047)           (1,453)           (9,473)           (5,750)
  RECOVERIES                                               253               254               800             1,064
  ACQUISITIONS                                               -                 -                 -               925
                                               ---------------   ---------------   ---------------   ---------------
  ENDING BALANCE                                        31,563            30,670            31,563            30,670

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED              0.17%             0.12%             0.20%             0.12%

                                                                                                JUNE 30,
                                                                                        2005              2004
                                                                                   ---------------   ----------------
NON-PERFORMING LOANS                                                                        33,610             32,505
REAL ESTATE OWNED, NET                                                                       6,685              3,951
                                                                                   ---------------   ----------------
NON-PERFORMING ASSETS                                                                       40,295             36,456


NON-PERFORMING LOANS TO TOTAL LOANS                                                           0.76%              0.80%

NON-PERFORMING ASSETS TO TOTAL ASSETS                                                         0.64%              0.57%

ALLOWANCE FOR LOAN LOSSES TO TOTAL LOANS                                                      0.72%              0.75%

ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS                                            93.91%             94.35%


                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                               Three Months Ended June 30,
                                                                       2005                                2004*
-----------------------------------------------------------------------------------------------------------------------------
                                                         Average     Interest     Avg.       Average     Interest     Avg.
                                                         Balance                 Yield/      Balance                 Yield/
                                                                                  Cost                                Cost
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
-------
Interest earning assets:
   Loans receivable (a) (b) (d)                       $  4,349,403   $   67,400   6.20%   $  4,018,775   $   62,258   6.20%
   Mortgage-backed securities (c)                     $    652,551   $   6,147    3.77%   $    809,409   $    6,186   3.06%
   Investment securities (c) (d) (e)                  $    748,965   $   9,780    5.22%   $    629,775   $    7,989   5.07%
   FHLB stock                                         $     33,055   $     231    2.80%   $     38,762   $      152   1.57%
   Other interest earning deposits                    $    116,241   $     880    3.03%   $    433,771   $      965   0.89%
                                                      ------------   ----------           ------------   ----------

Total interest earning assets                         $  5,900,215   $   84,438   5.72%   $  5,930,492   $   77,550   5.23%

Noninterest earning assets (f)                        $    444,682                        $    435,327
                                                      ------------                        ------------

TOTAL ASSETS                                          $  6,344,897                        $  6,365,819
                                                      ============                        ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $  1,065,582   $    3,714   1.40%   $  1,057,727   $    3,283   1.24%
   Now accounts                                       $    681,785   $    1,618   0.95%   $    674,840   $    1,107   0.66%
   Money market demand accounts                       $    648,361   $    3,250   2.01%   $    929,071   $    4,078   1.76%
   Certificate accounts                               $  2,525,799   $   20,709   3.29%   $  2,327,854   $   17,218   2.97%
   Borrowed funds (g)                                 $    426,130   $    4,866   4.58%   $    455,896   $    5,010   4.41%
   Debentures                                         $    102,062   $    2,079   8.17%   $    102,062   $    1,929   7.58%
                                                      ------------   ----------           ------------   ----------

Total interest bearing liabilities                    $  5,449,719   $   36,236   2.67%   $  5,547,450   $   32,625   2.36%

Noninterest bearing liabilities                       $    320,390                        $    264,452
                                                      ------------                        ------------

Total liabilities                                     $  5,770,109                        $  5,811,902

Shareholders' equity                                  $    574,788                        $    553,917
                                                      ------------                        ------------

TOTAL LIABILITIES AND EQUITY                          $  6,344,897                        $  6,365,819
                                                      ============                        ============

Net interest income/ Interest rate spread                            $   48,202   3.05%                  $   44,925   2.87%

Net interest earning assets/ Net interest margin      $    450,496                3.27%   $    383,042                3.03%

Ratio of interest earning assets to
 interest bearing liabilities                                 1.08X                               1.07X
-----------------------------------------------------------------------------------------------------------------------------

(a)  Average gross loans  receivable  includes loans held as  available-for-sale and loans placed on nonaccrual status.
(b)  Interest  income  includes  accretion/  amortization of deferred loan fees/ expenses, which was not material.
(c)  Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d)  Interest  income on tax-free  investment  securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include Fannie Mae and FHLMC stock.
(f)  Average  balances  include  the  effect  of  unrealized  gains or losses on securities held as available-for-sale.
(g)  Average balances include FHLB borrowings,  securities sold under agreements to repurchase and other borrowings.
*- Revised to reflect the  acquisitions  of Leeds  Federal  Savings Bank and First Carnegie Deposit.

                             Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.


                                                                                   Year Ended June 30,
                                                                       2005                                2004*
-----------------------------------------------------------------------------------------------------------------------------
                                                         Average     Interest     Avg.       Average     Interest     Avg.
                                                         Balance                 Yield/      Balance                 Yield/
                                                                                  Cost                                Cost
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                       $  4,234,241   $  262,158   6.19%   $ 3,846,261    $  244,926   6.37%
   Mortgage-backed securities (c)                     $    729,757   $   26,102   3.58%   $   883,914    $   25,815   2.92%
   Investment securities (c) (d) (e)                  $    690,096   $   36,415   5.28%   $   662,687    $   33,128   5.00%
   FHLB stock                                         $     35,504   $      855   2.41%   $    38,381    $      572   1.49%
   Other interest earning deposits                    $    222,422   $    4,184   1.88%   $   391,352    $    3,527   0.90%
                                                      ------------   ----------           ------------   ----------

Total interest earning assets                         $  5,912,020   $  329,714   5.58%   $  5,822,595   $  307,968   5.29%

Noninterest earning assets (f)                        $    433,796                        $    415,125
                                                      ------------                        ------------

TOTAL ASSETS                                          $  6,345,816                        $  6,237,720
                                                      ============                        ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $  1,080,889   $   15,037   1.39%   $ 1,031,405    $   13,923   1.35%
   Now accounts                                       $    669,485   $    5,363   0.80%   $   683,626    $    5,302   0.78%
   Money market demand accounts                       $    756,026   $   13,168   1.74%   $   876,157    $   14,786   1.69%
   Certificate accounts                               $  2,443,718   $   76,511   3.13%   $ 2,317,003    $   72,317   3.12%
   Borrowed funds (g)                                 $    439,847   $   19,889   4.52%   $   466,277    $   20,482   4.39%
   Debentures                                         $    102,062   $    8,079   7.92%   $   101,297    $    7,656   7.56%
                                                      ------------   ----------           -----------    ----------

Total interest bearing liabilities                    $  5,492,027   $  138,047   2.51%   $  5,475,765   $  134,466   2.46%

Noninterest bearing liabilities                       $    290,842                        $    246,105
                                                      ------------                        ------------

Total liabilities                                     $  5,782,869                        $  5,721,870

Shareholders' equity                                  $    562,947                        $    515,850
                                                      ------------                        ------------

TOTAL LIABILITIES AND EQUITY                          $  6,345,816                        $  6,237,720
                                                      ============                        ============

Net interest income/ Interest rate spread                            $  191,667   3.07%                  $   173,502  2.83%

Net interest earning assets/ Net interest margin      $    419,993                3.24%   $    346,830                2.98%

Ratio of interest earning assets to
 interest bearing liabilities                                 1.08X                               1.06X
-----------------------------------------------------------------------------------------------------------------------------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/ expenses, which was not material.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include Fannie Mae and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.
* - Revised to reflect the acquisitions of Leeds Federal Savings Bank and First Carnegie Deposit.